Exhibit 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)   The accompanying Quarterly Report on Form 10-QSB for the period ended April 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2003

/s/ Joseph C. Christenson	/s/ Timothy C. Clayton
Joseph C. Christenson	Timothy C. Clayton
President	Chief Financial Officer